UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2004

La Jolla Pharmaceutical Company

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24274	33-0361285

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive, San Diego, California		92121

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On April 21, 2004, the Company issued a press release announcing that it will present results from its clinical trials of Riquent® (abetimus sodium, formerly known as LJP 394) for the treatment of lupus renal disease at the 7th International Congress on Systemic Lupus Erythematosus (SLE) and Related Conditions. The conference will take place May 10-13, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit
Number	Description of Exhibit
99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

Date: April 21, 2004	By:	/s/ Gail A. Sloan

Gail A. Sloan
Vice President of Finance and Controller

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release